UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
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June 30, 2006 (June 28, 2006)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

033-75706 (Commission File Number)

BPC Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-1814673 (I.R.S. Employer Identification Number)

Berry Plastics Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-1813706 (I.R.S. Employer Identification Number)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On June 28, 2006, BPC Holding Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which BPC Acquisition Corp., a wholly-owned subsidiary of BPC Holding Acquisition Corp. (the “Purchaser”), will merge with and into the Company, and the Company will become a wholly-owned subsidiary of the Purchaser (the “Merger”). The Company’s Board of Directors has approved the Merger and the Agreement.

Pursuant to the Agreement, the Purchaser will acquire the Company for an aggregate enterprise value of $2.25 billion, less outstanding indebtedness and transaction expenses and subject to certain other adjustments. Upon the closing of the Merger, affiliates of Apollo Management, L.P. will own a majority of the outstanding shares of the Purchaser. In addition, affiliates of Graham Partners as well as certain members of the Company's management will own shares in the Purchaser.

The Merger is subject to regulatory approval and other customary closing conditions. Subject to satisfaction of these conditions, the Merger is scheduled to close by the end of the third quarter of 2006.

The Agreement is filed pursuant to Item 9.01. The foregoing description of the Merger and the Agreement and the description of the Merger and the Agreement contained in the press release described in Item 8.01 do not purport to be complete and are qualified in their entirety by reference to the Agreement, which is incorporated herein by reference.

ITEM 8.01. Other Events.

On June 28, 2006, Berry issued a press release announcing the signing of the Agreement, a copy of which is furnished as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 28, 2006, by and among BPC Holding Corporation, BPC Holding Acquisition Corp. and BPC Acquisition Corp.
99.1	Press release dated June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006.

BPC Holding Corporation
Berry Plastics Corporation

By:   _______________________
James M. Kratochvil
Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the entities listed above

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 28, 2006, by and among BPC Holding Corporation, BPC Holding Acquisition Corp. and BPC Acquisition Corp.
99.1	Press release dated June 28, 2006.